UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2007

JOHN H. HARLAND COMPANY

(Exact name of registrant as specified in its charter)

Georgia	1-06352	58-0278260
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2939 Miller Road
Decatur, Georgia	30035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 981-9460

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

Today, on April 16, 2007, Clarke American Corp., a wholly owned subsidiary of M & F Worldwide Corp. (which is a party to the Merger Agreement with John H. Harland Company (the “Company”), dated December 19, 2006), disclosed the information attached hereto as Exhibit 99.1 regarding the Company’s expected results of operations for the completed fiscal quarter ended March 30, 2007.  This disclosure related to the Company’s expected revenues and pre-tax income from continuing operations for the fiscal quarter ended March 30, 2007 and was included in materials distributed in connection with Clarke American’s financing activities.  Exhibit 99.1 is incorporated herein by reference.

The Company is currently in the process of completing its financial statements for the quarter ended March 30, 2007; therefore, the Company is not in a position at this time to report its results of operations with any specificity beyond these preliminary estimates.  Such preliminary estimates for the fiscal quarter ended March 30, 2007 are subject to change to reflect any necessary corrections or adjustments, or changes in accounting estimates, that are identified prior to the time the Company’s financial statements for that period are finalized, and the Company’s actual results may differ materially from those contemplated by these estimates.

Risk Factors and Cautionary Statements

This Current Report on Form 8-K contains statements, which may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of the Company and members of its management, as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that the actual results may differ materially from those contemplated by such forward-looking statements. Such differences could be material and adverse.  Examples of forward-looking statements in this Current Report on Form 8-K include statements regarding the Company’s expected results of operations for the completed fiscal quarter ended March 30, 2007.

Management believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements which are based on current expectations and speak only as of the date of the statements.  Important risk factors are discussed in detail in Section 1A of the Company’s Form 10-K filed with the Securities and Exchange Commission on February 28, 2007. The risk factors discussed in the Company’s Form 10-K are incorporated by reference in this Current Report on Form 8-K.

Item 7.01.              Regulation FD Disclosure.

The information set forth in Item 2.02 related to the Company’s expected results of operations for the completed fiscal quarter ended March 30, 2007 is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

99.1                           Disclosure regarding completed fiscal quarter ended March 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN H. HARLAND COMPANY
(Registrant)

Date: April 16, 2007

	By:	/s/ Philip A. Theodore
Philip A. Theodore
Senior Vice President and
General Counsel

Exhibit Index

99.1             Disclosure regarding completed fiscal quarter ended March 30, 2007.